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THOMSON STREETEVENTS(SM)

CONFERENCE CALL TRANSCRIPT

NYX - NYSE GROUP CONFERENCE CALL

EVENT DATE/TIME:  MAY. 22. 2006 / 8:00AM ET

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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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CORPORATE PARTICIPANTS
GARY STEIN
NYSE GROUP INC. - VP OF IR

JOHN THAIN
NYSE GROUP INC. - CEO

JERRY PUTNAM
NYSE GROUP INC. - PRESIDENT, COO

NELSON CHAI
NYSE GROUP INC. - CFO



CONFERENCE CALL PARTICIPANTS
DANIEL GOLDBERG
BEAR STEARNS - ANALYST

RICHARD HERR
KBW - ANALYST

KEN WORTHINGTON
JPMORGAN - ANALYST

RICH REPETTO
SANDLER O'NEILL - ANALYST

MIKE VINCIQUERRA
RAYMOND JAMES - ANALYST

PRESENTATION


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OPERATOR


Good morning, ladies and gentlemen, and welcome to the NYSE Group Inc. conference call. My name is Janelle and I will be your coordinator for today. At this time all participants are in a listen-only mode. We will be
facilitating   a   question-and-answer   session   towards   the  end  of  this
conference. (OPERATOR INSTRUCTIONS). As a reminder, this conference is being recorded for replay purposes. I would now like to turn the presentation over to your host for today's call Mr. Gary Stein, Vice President of Investor Relations. Please proceed, sir.

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GARY STEIN  - NYSE GROUP INC. - VP OF IR


Good morning. Welcome to our conference call to discuss the NYSE Group's proposed business combination with Euronext, which was outlined in a press release issued earlier today. In addition, a presentation that may be referenced during this call is available on our website at www.NYSE.com.

Joining me from NYSE Group on the call this morning are John Thain, Chief Executive Officer; Jerry Putnam, President and co-Chief Operating Officer; and Nelson Chai, Chief Financial Officer. During this call our comments may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements are based on NYSE Group's current expectations and involve risks and uncertainties that could cause NYSE Group's actual results to differ materially from those in the statements.

You should not place undue reliance on forward-looking statements which speak only as of the date of this conference call. Except for any obligation to disclose material information under the Federal Securities Laws, NYSE Group undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after this conference call.

In connection with this proposed transaction NYSE Group and its affiliates will file reports with the Securities and Exchange Commission including a proxy statement prospectus. Investors and security holders are urged to read the proxy statement and prospectus regarding the

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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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proposed  transaction if and when it becomes  available  because it will contain important information. This conference call is not an offer to sell securities which may be done only by means of a prospectus meeting the requirements of the Securities Act. I will now hand the call over to John Thain.

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JOHN THAIN  - NYSE GROUP INC. - CEO


Thank you, Gary. Good morning to all of you in the U.S. time zone and good afternoon to all of you in the European time zone. Thank you for agreeing to be on this call. As Gary said, earlier today we sent a proposal to the Chairman and the Chief Executive Officer of Euronext. That proposal as well as our press release and our presentation to analysts are all available to you on our website and I would encourage you all to access those.

We're very excited about this transaction which will create a new company, NYSE Euronext. It really satisfies our vision of building the world's first truly global marketplace. Our market will be multi-product, multi-currency, multi-time zone, geographically diversified, truly global. We believe it's not enough just to build the best marketplace in the United States and it's not enough to build a champion of Europe. The challenge today is really to build the best marketplace in the world and that's what we're doing today.

The combination of NYSE Group and Euronext is truly an alliance of leaders that will combine the largest U.S. cash markets with the broadest European exchange. It will comprise seven exchanges across six countries. It will create the world's most powerful listing venue. The market value of all the companies that will trade on our combined exchanges is US$27 trillion. We will have by far the deepest liquidity and offer the most choice to our customers around the world.

It will also expand our product areas, particularly into the derivatives and futures businesses and options business into Europe. This is consistent with our -- the NYSE Group's strategic objectives, which we've talked about before, of both expanding geographically into Europe and expanding our product mix into derivatives and particularly into futures.

We believe there are very powerful technology synergies in the combination that we're proposing. As you'll see in our presentation, we're projecting overall expense synergies of $275 million of which $250 million are coming from the technology side and we're very confident that those are conservative numbers. We also think there are great revenue synergies between this combination. The opportunity to combine our businesses to develop new products, to grow in the existing products all I think provide a very exciting prospect for our investors.

As you can see from the proposal we've made, the new organization will have a new holding company, NYSE Euronext. It is currently estimated to have a market capitalization of around US$21 billion. It will be a U.S. registrant; it will be in Delaware company headquartered in New York. It will be traded and listed in both marketplaces, so traded in both U.S. dollars and Euros. The management structure of the Board is detailed in the proposal and the basic point is we have a shared management vision of how we want this company to run. You'll see that we have combined both at the Board level and at the management team to create a mutually beneficial structure whereby we will get the best of both management teams in both marketplaces.

It's very important that the Euronext structure and the management team there will continue to run the European operations and maintain the European centers and the financial marketplace. On the regulatory side we believe that the regulatory structures will maintain the current structure that exists in Europe. The college of regulators is quite successful and working with the SEC on the oversight of the New York markets we're quite confident that the regulatory structure will be attractive to both marketplaces, maintaining the local jurisdiction over their individual markets.

On the shareholder side, this transaction for the NYSE Group shareholders is significantly accretive. We can get into that more if you want. We believe that the mix of revenues will give us much more balance as well as very attractive growth opportunities. And we believe this is significantly value creative to the Euronext shareholders. Overall we believe that our combination will be an extremely attractive company, competitive with anyone in the world, offering value to both of our sets of shareholders. And in terms of transaction risks, we believe that the lack of significant overlap of our different businesses and the complementary nature of our businesses will minimize any completion risk on the transaction.

So, we are very excited about this. We believe this will offer really the first truly global exchange marketplace in the world, offering value to both sets of shareholders and in the end really focusing on what's good for all of our stakeholders, our listed companies, our investors, our shareholders, our employees and we believe this will really be the model for exchanges going forward in the world. With that we will open it up to questions.

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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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QUESTION AND ANSWER



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OPERATOR


(OPERATOR INSTRUCTIONS). Daniel Goldberg, Bear Stearns.


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DANIEL GOLDBERG  - BEAR STEARNS - ANALYST


Good morning. John, you mentioned accretion and significantly accretive to NYSE Group shareholders. Can you give us a bit more detail on that?


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UNIDENTIFIED COMPANY REPRESENTATIVE


Yes, Dan, we've actually spent a fair amount of time looking at the deal, and again we think this will be extremely accretive in year one. And we've tried to go through and, based on some of the synergies John outlined, have run it through our models as well as what we expect from the business. And again, this will be accretive.


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JOHN THAIN  - NYSE GROUP INC. - CEO


Is to give you an idea, we believe that there are $100 million of revenue synergies, really opportunities for us to expand into new products combining the two entities. And $275 million of expense synergies of which 250 are really technology related. And that's really where we spent a huge amount of time.


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UNIDENTIFIED COMPANY REPRESENTATIVE


Dan, in '07 we expect the business to be about 14% accretive versus our internal (indiscernible) and 21% in 2008.


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DANIEL GOLDBERG  - BEAR STEARNS - ANALYST


Okay. And on expense side you said $250 million of technology saves, does that have anything to do with at all the archipelago saves as well? And how should we think about utilizing the technology?


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UNIDENTIFIED COMPANY REPRESENTATIVE


Dan, this would be in addition to what we have come out with and talked about regarding the Arca merger. And in terms of the technology, I think that what I would tell you is that -- Jerry is here to comment as well -- but we've actually spent a fair amount of time; we have a very good vision, if you will, in terms of how we would utilize knowledge and we think there's tremendous opportunity, I think both sides do in terms of optimizing our technology structure.


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JOHN THAIN  - NYSE GROUP INC. - CEO


Daniel, today we run on the NYSE Group site three systems -- so the floor, the Arca equities trading platform and the PCX option system and Euronext runs too. And in addition to that there are nine data centers between the combined companies. So it's pretty obvious that that's where it's coming -- that's where the expense savings will come from is rationalizing those systems and data center operations.


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UNIDENTIFIED COMPANY REPRESENTATIVE

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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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And then  Daniel is that those  numbers on accretion I gave you -- again,  those are the first two years. Obviously as you get towards year three and year four you really start seeing the true benefit of the run rate. So I only gave you two numbers. So obviously when the numbers get fully phased in there will even be more.


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DANIEL GOLDBERG  - BEAR STEARNS - ANALYST


Okay, that's helpful. In terms of the pricing of the proposal, maybe -- can you walk us through a little bit more detail there on how you thought about coming up with the valuation?


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JOHN THAIN  - NYSE GROUP INC. - CEO


Sure, the structure of the proposal really reflects a combination of the contributions of both of our entities as well as a number of considerations about looking at our businesses going forward and their businesses going forward and the construct was intended to really provide value to both sets of shareholders. So if you look at what the pricing actually means, we offered both shares of the new company to both sets of shareholders because we really wanted to offer the ability to continue on with the value creation we're doing. But we also offered a significant cash component for those European shareholders who, for whatever reason did not want to continue to hold shares in the combined company.

So the combination of shares and stock really allow people to pick and choose and we will give them a mix and match option so that to the extent they want more cash they can elect to get more cash. To the extent they want more stock they can elect to get more stock.


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DANIEL GOLDBERG  - BEAR STEARNS - ANALYST


Okay. And then just lastly, in terms of timing, what are the next steps? How should we think about the timing of this process developing?


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JOHN THAIN  - NYSE GROUP INC. - CEO


As you all know, Euronext has their annual shareholder meeting tomorrow. We would hope to enter into a definitive agreement within the next 24 to 48 hours.


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DANIEL GOLDBERG  - BEAR STEARNS - ANALYST


And that's from a regulatory approval standpoint?


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JOHN THAIN  - NYSE GROUP INC. - CEO


The whole regulatory approval process. I think that we would be optimistic to close this transaction by the end of this year. We believe that there are no significant antitrust issues and so that will expedite the process. We also have been through the SEC twice in the last six months, so that ought to be helpful. But I think for a transaction that has to go through all the different regulatory bodies here, to get this thing done by the end of the year would be optimistic.


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DANIEL GOLDBERG  - BEAR STEARNS - ANALYST


Okay, great. Thanks a lot.


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OPERATOR


Richard Herr, KBW.


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RICHARD HERR  - KBW - ANALYST

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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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Good  morning. Just on the cost save side, help us maybe understand a little bit better the rationalization here. Is the rationalization of the expense saves going to come from more consolidating the data centers or really the technology system? How should we be thinking about this? Is there any kind of technology that can be shared across the New York Stock Exchange hybrid platform and Euronext or how should we be thinking about that?


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JOHN THAIN  - NYSE GROUP INC. - CEO


It's more on the systems side, although there is -- like I said, we're running nine data centers between the two of us today. But on the system side we run three now -- so the floor, the Arca platform and then the old PCX options platform which is in the process of being revamped but it's on those systems -- side. Euronext runs the life system and then their equities trading platform.

So it would be taking the best of those and combining them and just slimming down that development and operations process. That's where most of the savings come from. We spent a lot of time with them reviewing this and really put some hard work into those numbers. These numbers I believe are very realistic.


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UNIDENTIFIED COMPANY REPRESENTATIVE


I would also say we're very impressed with their [Ames] joint venture which is their joint venture between Atos and themselves. And we're very impressed with their technology team and their capabilities.


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RICHARD HERR  - KBW - ANALYST


Okay. And on the life side, is there anything that you're aware of that would, to some extent, restrict listing of certain products given the arrangement that Euronext Life has with the Chicago Board of Trade?


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UNIDENTIFIED COMPANY REPRESENTATIVE


No, there's nothing that we know of that would be restrictive there.


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RICHARD HERR  - KBW - ANALYST


Okay. And just lastly, given it seems like Deutsche Boerse will come with an offer as well. What do you think your ability is in order to up your offer if at all?


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JOHN THAIN  - NYSE GROUP INC. - CEO


We believe this is a very attractive offer. We think it will be competitive from at least what we've heard about what Deutsche Boerse is proposing. Frankly this looks attractive compared to what Deutsche Borsch is proposing. So we believe it's a very attractive offer.


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RICHARD HERR  - KBW - ANALYST


Okay, thank you.


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OPERATOR


Ken Worthington, JPMorgan.


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KEN WORTHINGTON  - JPMORGAN - ANALYST

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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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Good morning.  On page 11 of your  presentation you go through -- you  list five revenue synergies. Could you actually flesh out each revenue synergy, talk about what you plan to do there?


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JERRY PUTNAM  - NYSE GROUP INC. - PRESIDENT, COO


On the cash trading side, if you look at the two marketplaces we would really have 22 hours of trading when you look at European hours and the early Arca opening hours and in the NYSE opening. So the ability to offer cash trading of U.S. equities to European investors, we know there's demand there. And then with that cross overlap in trading hours we see that as an opportunity. On the derivative side, again two major derivatives platforms, the opportunity to create new indexes, trans-Atlantic indexes, list futures on them, we believe that there is an opportunity there. On the listings front. Do you want to talk about that?


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JOHN THAIN  - NYSE GROUP INC. - CEO


On the listings front I just think that our brand and our global reach will be tremendously valuable to helping their listings business, in particular to help them compete with London. Because as we've seen, a number of the international companies listing outside the United States, our ability to utilize our brand to help them build that listing business, I think it's going to be very powerful.


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UNIDENTIFIED COMPANY REPRESENTATIVE


And then on the IT front, the joint venture at Ames sells technology today to 20 different exchanges and we believe the added product that we bring to the party will just strengthen that offering and as you look at the Board of Trade situation, there's actually both where Ames provides technology to the Board of Trade, we also have to support that through services here. So there's an added synergy in data center consolidation as it would relate to the Board of Trade.


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KEN WORTHINGTON  - JPMORGAN - ANALYST


I'm sorry, on clearing?


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JOHN THAIN  - NYSE GROUP INC. - CEO


Our clearing, again, is just something we identify. We frankly have not put a lot of dollars behind it at this point in terms of our own internal numbers, but we do think there is a potential opportunity to extend the clearing of the U.S. market.


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KEN WORTHINGTON  - JPMORGAN - ANALYST


Would this give you an ability to maybe migrate away from DTC?


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JOHN THAIN  - NYSE GROUP INC. - CEO


That's a really big topic which I wouldn't say that.


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UNIDENTIFIED COMPANY REPRESENTATIVE


There's no number built into that.


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KEN WORTHINGTON  - JPMORGAN - ANALYST


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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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Okay.  And then just on the first  energy on  the cash  trading,  it seems  like investors have the ability to trade overseas right now. How does the combination really change that ability?


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UNIDENTIFIED COMPANY REPRESENTATIVE


When you say oversees it's from which direction? U.S. investors trading in Europe?


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KEN WORTHINGTON  - JPMORGAN - ANALYST


Three magazines I either way.


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UNIDENTIFIED COMPANY REPRESENTATIVE


We know from Euronext that there's big demand in Europe to trade U.S. cash equities, but in Euros. So extending a listing of a U.S.-listed company and having it trade on the platform there in Euros is something that's not thing done today that we think is a pretty big opportunity.


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KEN WORTHINGTON  - JPMORGAN - ANALYST


Okay. And then on the expense synergy side, the $275 million, what portion of that do you anticipate is actually headcount reductions? And then any flavor by region. And to what extent could local governments limit your ability to achieve your goals?


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NELSON CHAI  - NYSE GROUP INC. - CFO


Ken, it's Nelson. On that one -- specific headcount targets aren't in there. A lot of it has to do with the basis on how each of us captures a technology. So as Jerry mentioned earlier, Euronext has a third-party situation on the technology side. So they of actually have a service fee that's and there for the technology side. And then as you know, on the New York side it's a combination of internal as well as external resource (indiscernible) which is about two-thirds of that joint venture. So you can't actually go back and get there.

What we can do is we do understand the pool of dollars we're spending on technology. We obviously understand the systems that support the technology spend and where we can get to. And it's easier to do it from a cost basis, which we did. And as John mentioned earlier in his comments, that number is around $250 million of the $275 million we talked about.

In terms of our ability to go after, we don't anticipate any issues in terms of going through some of the consolidation because the ultimate outcome is going to actually be a system and operates better for all stakeholders and more efficiently.


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JOHN THAIN  - NYSE GROUP INC. - CEO


To try to get to your point about the local labor issues, a significant portion of the technology expense and headcount is actually in the U.S. which doesn't have that issue. And then the joint venture really makes it much easier to reduce the expenses because the headcount are not on Euronext's headcount, they're inside the joint venture. Actually which is a significant portion of what the people are actually in the UK.


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KEN WORTHINGTON  - JPMORGAN - ANALYST


Okay, thank you. Final question. You have a CEO and a deputy CEO, two positions. Can you talk about how you're going to split the responsibilities? And I guess in the past co-CEOs have often not worked in financial services.
Maybe why would this division of duties be a little bit different than what we've seen at other U.S. financial organizations?


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JOHN THAIN  - NYSE GROUP INC. - CEO


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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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First of all, I come from a place of my prior  background where there were  lots of co-CEOs which actually worked pretty well -- at least most of the time. But in this particular case it's actually quite easy because, as John Francois will run the European businesses. And so he will be in charge of the European businesses and that makes the split quite easy.


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KEN WORTHINGTON  - JPMORGAN - ANALYST


Okay. And it he's making decisions that you don't agree with, I assume your word is the final say?


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JOHN THAIN  - NYSE GROUP INC. - CEO


First of all, I find it unlikely that whatever happened but in the end I am the CEO of the combined Company.


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KEN WORTHINGTON  - JPMORGAN - ANALYST


Great. Thank you.


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OPERATOR


Rich Repetto, Sandler O'Neill.


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RICH REPETTO  - SANDLER O'NEILL - ANALYST


 Congrats on a very interesting deal here.


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JOHN THAIN  - NYSE GROUP INC. - CEO


Thank you.


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RICH REPETTO  - SANDLER O'NEILL - ANALYST


First, just to follow-up on the synergies, Nelson. Like since we don't have your model, when you talk about 14% and 21% in '07 and '08 can you just give us feel on the percentages of these 375 at your modeling in '07 and '08?


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NELSON CHAI  - NYSE GROUP INC. - CFO


I guess, Richard, I would say that there actually isn't as much in '07. We start picking it up in '08 and we start getting the full benefit in '09. And again, our internal model also takes in account things like the cost of getting the synergies. So we're thinking about our model on a full EPS basis, not on a cash basis, which is an important point. So We take in account of assumptions of purchase accounting. But we actually have a pretty flushed out model we think in terms of capturing it. But again, as you're thinking about the synergies they will come and you'll start seeing the run rates in '08, '09, '10 period.


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RICH REPETTO  - SANDLER O'NEILL - ANALYST


Okay. And then Jerry, you know we've talked about the platforms, but it appears the data centers -- that looks like an obvious one -- but on the trading platforms you'll have Arca, you'll have the PCX, you'll have the hybrid -- and I guess the question is is there any plan to try to get things -- you still need to operate an equity platform and then an options futures platform like [life], is that correct?


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JERRY PUTNAM  - NYSE GROUP INC. - PRESIDENT, COO


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                                                                FINAL TRANSCRIPT
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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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We were already on the NYSE side looking to -- you know we're  integrating  the options in the equities platform. So as you look across the two organizations there would be one platform for trading equities. And then we've done well on the options/equities platform integration. So you think one platform for trading equities and equity options and then the next thing to do is to look at the futures platform and that's further down the road, but that's the idea, Rich.

You know, a matching engine has an algorithm in it which reflects the trading rules and it doesn't matter whether it's a future, an option or a stock. They're the same. So it would make sense for us to rationalize it in that way and going from five to two and then two to one, that's where a lot of the savings are coming from.


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RICH REPETTO  - SANDLER O'NEILL - ANALYST


Okay. I guess that implies that the hybrid and Arca get consolidated to one -- only one here.


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JERRY PUTNAM  - NYSE GROUP INC. - PRESIDENT, COO


We were absolutely part of the plan. As part of 2007 is a matching engine and components in our hybrid system are going to be merged. We're going to take the best of both and do just that. That's already part of our plan.


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RICH REPETTO  - SANDLER O'NEILL - ANALYST


Okay. And then when I look at the income statement of Euronext, right now I'm coming up -- they must have technology expenses outside or maybe some of the savings are coming from NYSE because I'm looking at '05 and you come up with about EUR190 million which is about US$240 million in IT and then depreciation.


--------------------------------------------------------------------------------
UNIDENTIFIED COMPANY REPRESENTATIVE


Yes. And Rich, I think you have to be careful there because there is a mix shift as they move towards this -- to the Ames platform. And so some of it was captured in that line, some of it was a comp. And actually there's still transition in '05. You'd have to do a combination of both.


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RICH REPETTO  - SANDLER O'NEILL - ANALYST


Understood, okay. And then John, this gives you a powerful global multi-asset platform, what would you say -- you can see that the synergies are coming '07, '08, '09. Does that speak to -- say anything as part of your potential consolidation with any other U.S. exchanges it would look like you've got a busy schedule ahead of you.


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JOHN THAIN  - NYSE GROUP INC. - CEO


I agree with that. I think this is something that it will stay a significant amount of time to consolidate and rationalize and make sure we deliver on these savings. And so I think that for -- this will fill our plate for a considerable period of time.


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RICH REPETTO  - SANDLER O'NEILL - ANALYST


Okay. And then one very last question is on the specialist, I guess I'm trying to see what sort of message or what kind of signal it sends to the specialist. Euronext, at least in the discussions I've had with them, have more or less phased out the specialists on their platform are a very limited role. Does this say anything about where the platform is headed in regards to specialists in two to three years as well?


--------------------------------------------------------------------------------
UNIDENTIFIED COMPANY REPRESENTATIVE


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                                                                FINAL TRANSCRIPT
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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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Rich,  we  listed  the first  IPO on the NYSE  Arca  platform  on Friday  with a specialist. It went extremely well, the Company's stock traded great. That's the message is that here we have a system in plays, to have liquidity providers -- they do the same thing on Euronext, although they're all electronic they do have liquidity providers there. So I don't think there's any issue with what the message is.


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JOHN THAIN  - NYSE GROUP INC. - CEO


Right. And we continue to believe that the specialist function, whether it's the physical specialist standing on the floor or an electronic specialist, makes the vast majority of stocks trade better.


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RICH REPETTO  - SANDLER O'NEILL - ANALYST


Okay, thanks, guys. Congrats again.


--------------------------------------------------------------------------------
OPERATOR


Mike Vinciquerra, Raymond James.


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MIKE VINCIQUERRA  - RAYMOND JAMES - ANALYST


Thank you. Just to clarify, what is the ability is any for a competing offer to come in? I just want to make sure I understand that process?


--------------------------------------------------------------------------------
JOHN THAIN  - NYSE GROUP INC. - CEO


In a European context like this there is very little to prevent competing offers. So it's certainly possible there can be competing offers.


--------------------------------------------------------------------------------
MIKE VINCIQUERRA  - RAYMOND JAMES - ANALYST


And in order for this to be kind of finalized with Euronext what is the vote process that they would have to go through with their Board? Is it a simple majority of shareholders or how does that happen?


--------------------------------------------------------------------------------
UNIDENTIFIED COMPANY REPRESENTATIVE


There will be an offer for their shareholders to exchange shares which will have a two-thirds minimum condition.


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MIKE VINCIQUERRA  - RAYMOND JAMES - ANALYST


Okay, thank you. And just looking at the combination of cash and stock, when you look at it from a balance sheet perspective you guys have obviously been keeping a lot of free cash on the balance sheet, is there any chance that depending on the mix that you may actually have to issue debt here and I think you have roughly $1 billion in free cash right now?


-------------------------------------------------------------------------------
UNIDENTIFIED COMPANY REPRESENTATIVE


Yes, I think based on where the proposal is, yes, we would anticipate having to issue some debt. But again, I think as we've mentioned on a number of different occasions, businesses like ours generate a fair amount of cash. So our ability to delever actually happens fairly quickly. So again, we are not going to get into the situation where we would be over leveraged, if you will, from anybody's expectation. We've done some preliminary work on that and feel very confident that we'll be able to either be at or be at investment grade very quickly once the deal is consummated.


--------------------------------------------------------------------------------
JOHN THAIN  - NYSE GROUP INC. - CEO

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

                                                                FINAL TRANSCRIPT
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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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Right.  And as the debt pays out -- right now this deal has  about US$3  billion of cash in it. We have about $650 million of free cash -- you have to be careful because some of the cash on our balance sheet are the section 31 fees that we're holding that we have to pay to actually see. And so there will be some borrowings but it gets paid down very quickly over the course -- really gets totally paid down over the course of three years.


--------------------------------------------------------------------------------
MIKE VINCIQUERRA  - RAYMOND JAMES - ANALYST


Great, thank you. And then just finally, kind of a follow-up on an earlier question. The individual exchanges that you would own in Europe, any change to the way that they do business or the systems that they would be using just to drive the trading day-to-day?


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JOHN THAIN  - NYSE GROUP INC. - CEO


No, they actually -- all four of them are all consolidated -- the four cash markets are already consolidated on one single platform which is actually a great benefit to them. And so no, they would continue to trade that way.


--------------------------------------------------------------------------------
MIKE VINCIQUERRA  - RAYMOND JAMES - ANALYST


Okay, thanks very much, guys.


--------------------------------------------------------------------------------
OPERATOR


And at this time I would like to turn the call back over to management for closing remarks.


--------------------------------------------------------------------------------
JOHN THAIN  - NYSE GROUP INC. - CEO


Again, thank you all for being on this call. We appreciate it. As I said, we're very excited about this transaction. We believe it offers great value to our shareholders, to Euronext shareholders, but in particular really to all of our different stakeholders -- customers, listed companies, investors, employees around the world and we're excited to work with all of you on this going forward. Thank you.


-------------------------------------------------------------------------------
OPERATOR


Thank you for your participation in today's conference. This concludes the presentation. You may now disconnect. Have a wonderful day.


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


                                                                FINAL TRANSCRIPT
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MAY. 22. 2006 / 8:00AM ET, NYX - NYSE GROUP CONFERENCE CALL
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